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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 16, 1999

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                                  MECON, INC.

             (Exact name of registrant as specified in its charter)

          DELAWARE                        0-27048                      94-2702-762
(State or other jurisdiction     (Commission File Number)           (I.R.S. Employer
      of Incorporation)                                          Identification Number)

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            200 PORTER DRIVE, SUITE 100, SAN RAMON, CALIFORNIA 94583
              (Address of principal executive offices) (Zip Code)

                                 (925) 838-1700
              (Registrant's telephone number, including area code)

                                      N/A
         (former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

    On September 30, 1999, MECON, Inc., a Delaware corporation ("MECON"), completed its acquisition of Clinical Dynamics, a California corporation ("Clinical Dynamics"), a privately-held innovative provider of Web-based software reporting tools that analyze clinical process and outcome metrics of care for clinicians and administrators. Included herein as Exhibit 99.1 are the audited consolidated financial statements of MECON and subsidiaries as of March 31, 1999 and 1998 and for each of the years in the three-year period ended March 31, 1999. These consolidated financial statements give retroactive effect to the acquisition of Clinical Dynamics which was accounted for as a pooling of interests.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) EXHIBITS

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
EXHIBIT
  NO.     DESCRIPTION
-------   -----------
 23.1     Consent of KPMG LLP, Independent Auditors

 27.1     Financial Data Schedule

 99.1     Selected Consolidated Financial Data

          Management's Discussion and Analysis of Financial Condition and Results of Operations

          Consolidated Financial Statements
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 1999

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
                                                       MECON, INC.

                                                       By:              /s/ VASU R. DEVAN
                                                            -----------------------------------------
                                                                          Vasu R. Devan
                                                              PRESIDENT AND CHIEF EXECUTIVE OFFICER
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